Supplement dated December 31, 2024 to the
Prospectus dated May 1, 2009, as supplemented
Issued by

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
through
Wilton Reassurance Life Co. of New York Separate Account A

RETIREMENT ACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
RETIREMENT ACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
RETIREMENT ACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference.  This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own.  Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information.
This Supplement contains information about changes to certain Portfolios available through your Annuity. If you have any questions or would like another copy of the current Annuity or Portfolio Prospectus, please call us at (800) 457-8207.
AST Bond Portfolio 2024
Effective on or about December 31, 2024, the AST Bond Portfolio 2024 will be closed and liquidated and, as a result, all references to the AST Bond Portfolio 2024 will be deleted from the Prospectus.
AST Portfolio Addition
Effective on or about January 2, 2025, the AST Bond Portfolio 2036 (the “Portfolio”) will be added to your Annuity as a variable investment option. Please note, however, that this variable investment option is not available for the allocation of Purchase Payments or for transfers – either incoming or outgoing. This Portfolio is available only with certain optional living benefits.

In addition, the following summary description for the Portfolio will be added to the table in the “Investment Options” section of the Prospectus:
Portfolio:	Objective:	Investment Adviser:
AST Bond Portfolio 2036	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Investments LLC

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

WRNYSUP8-N4